EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER OF GLOBAL LEADERS CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Global Leaders Corp. for the quarter ended July 31, 2023, the undersigned, Yip Hoi Hing Peter, Chief Executive Officer, Chief Financial Officer and Chairman of Board of Directors of Global Leaders Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended July 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended July 31, 2023 fairly presents, in all material respects, the financial condition and results of operations of Global Leaders Corp.

Date: August 30, 2023	By:	/s/ Yip Hoi Hing Peter
Yip Hoi Hing Peter
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Chief Financial and Accounting Officer)